                                                                   Exhibit 10.12

NEITHER THIS WARRANT NOR THE PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR THE PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                        PREFERRED STOCK PURCHASE WARRANT

Warrant No. L-1                                         Number of Shares: 50,000
                                                        Series C Preferred Stock


                          ALNYLAM PHARMACEUTICALS, INC.

                         Effective as of March 30, 2004

                      Void after March 30, 2011, or earlier
                  in accordance with SECTION 7 of this Warrant

      1. ISSUANCE. This Preferred Stock Purchase Warrant (the "Warrant") is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P. by ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation (hereinafter with its successors called the "Company").

      2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $5.00 (the "Purchase Price"), 50,000 fully paid and nonassessable shares of the Company's Series C Preferred Stock, $0.0001 par value (the "Preferred Stock").

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

      3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash by wire transfer of immediately available funds, (ii) by certified check, (iii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company to the Holder, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iv) by any combination of the foregoing.

      4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:


                                       1.

                                    X= Y(A-B)
                                      -------
                                          A

      where:  X = the number of shares of Preferred Stock to be
                  issued to the Holder pursuant to this SECTION 4.

              Y = the number of shares of Preferred Stock covered by this
                  Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

              A = the Fair Market Value (defined below) of one share of
                  Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

              B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 4.

            "Fair Market Value" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0.0001 par value (the "Common Stock") if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the "Determination Date") shall mean:

            (I) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

            (II) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                  (A) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                  (B) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                  (C) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

      5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in part or in its entirety, the Holder would, except as provided in this
SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay


                                       2.

the Holder an amount in cash equal to such fraction of a share multiplied by the Fair Market Value of a share of Preferred Stock at such time.

      7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire (the "Expiration Date") at the earliest to occur of (i) the close of business on March 30, 2011; (ii) the second anniversary of the effective date of the Company's initial Public Offering on the NASDAQ or other stock exchange in the United States; or (iii) the effective date of a Merger (as defined below), and shall be void thereafter.

"Merger" means: (i) a sale of all or substantially all of the Company's assets to an Unaffiliated Entity (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into or by an Unaffiliated Entity (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company. "Unaffiliated Entity" means any entity that is owned or controlled by parties who own less than twenty percent (20%) of the combined voting power of the voting securities of the Company immediately prior to such sale of assets, merger, consolidation or acquisition. The Company agrees to give the Holder written notice of any proposed Merger in accordance with SECTION 13, and agrees to give the Holder prompt written notice of termination of any proposed Merger. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after a notice of termination of the proposed Merger if the exercise of this Warrant occurred after the Company notified the Holder that the Merger was proposed or if the exercise was otherwise precipitated by such proposed Merger, provided, however that such rescission right must be exercised within thirty (30) days of receipt of such written notice of termination of the proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions.

Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this SECTION 7.

      8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

      10. ADJUSTMENTS FOR DILUTING ISSUANCES. The antidilution rights applicable to the Preferred Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the "Articles"), a true and complete copy in its current form which is attached hereto as EXHIBIT
A. Until full exercise of the Warrant, such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Preferred Stock without such Holder's prior written consent, provided, however, that nothing herein shall be deemed to restrict the restatement, amendment or modification of the Articles, in accordance with the provisions of the Articles, in a manner that affects equally all holders of Preferred Stock. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

      11. RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor (if the Reorganization is not a Merger as defined in SECTION 7) shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total


                                       3.

price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than a Merger as defined in SECTION 7, or as a result of or subdivision, combination or stock dividend provided for in SECTION 9 hereof).

      12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13. NOTICES OF RECORD DATE, ETC. In the event of:

            (A) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (B) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

            (C) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) business days prior to the date specified in such notice on which any such action is to be taken.

      14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

            (A) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

            (B) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

            (C) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not violate or contravene the Company's Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company.

            (D) So long as this Warrant has not terminated, and at any time prior to the Public Offering, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.


                                       4.

            (E) Attached hereto as EXHIBIT B is a capitalization table setting forth the capitalization of the Company as of March 19, 2004.

      15. INTENTIONALLY OMITTED

      16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

      17. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

            (A) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

            (B) ACCREDITED INVESTOR. This Warrant does not and will not when exercised constitute a principal portion of the Holder's total assets and Holder:

                  (i) is an "accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act, as presently in effect;

                  (ii) is a partnership, not formed with the specific purpose of acquiring this Warrant or the shares of Preferred Stock issuable upon exercise of this Warrant, with total assets in excess of $5 million;

                  (iii) has total assets of approximately $34 million and aggregate capital commitment obligations from its general and limited partners of approximately $230 million; and

                  (iv) is a "large institutional accredited investor," as used in the letter from the Securities and Exchange Commission to Kenneth Koch of Squadron, Ellenoff, Pleasant and Lehrer dated February 28, 1992.

            (C) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

            (D) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

            (E) INFORMATION. The Holder acknowledges that it has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering this Warrant. The Holder agrees that the Company has furnished to the Holder all information which the Holder considered necessary to form a decision concerning the purchase this Warrant, and no request to the Company by the Holder for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof.

            (F) LEGENDS. The Holder acknowledges that certificates for securities purchased under this Warrant shall bear the following legend or a legend substantially similar thereto:


                                       5.

            THE SHARES OF [SERIES C PREFERRED STOCK/COMMON STOCK] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

      18. NOTICES, TRANSFERS, ETC.

            (A) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

            (B) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder; provided, however that (i) the Holder may not transfer the right to purchase less than 25,000 shares at any one time, as adjusted hereunder, (ii) the Holder has provided at least twenty (20) business days notice to the Company prior to the proposed transfer, such notice to include reasonable information regarding the proposed transferee, (iii) the Company has approved such transfer, at its sole discretion, in writing prior to the date of the proposed transfer, provided however that the Holder may transfer this Warrant in full to an affiliate without the Company's prior written consent, and (iv) the proposed transferee agrees in writing to be bound by all provisions of this Warrant as if this Warrant was originally issued to such proposed transferee. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, and assuming that the previous sentence has been complied with in full, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, and assuming that the first sentence of this SECTION 18(B) has been complied with in full, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            (C) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant

      19. NO IMPAIRMENT. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles regarding conflicts of laws.

      21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in Massachusetts, then such action may


                                       6.

be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      23. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

      24. NO DAMAGES. In no event shall Holder be liable to the Company for special, incidental or consequential damages in connection with a breach by Holder arising under this Warrant, even if Holder was advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen.

      25. STATUS OF HOLDER. Except as may be set forth herein or to the extent the Holder may be entitled to certain rights pursuant to other agreements with the Company or the Company's stockholders, this Warrant neither entitles the Holder to any rights, voting or otherwise, nor subjects the Holder to any responsibilities or liabilities, as a stockholder of the Company.

                Remainder of page intentionally left blank.


                                       7.

                                          ALNYLAM PHARMACEUTICALS, INC.

                                          By:    /s/ David Neafus
                                                ------------------------

                                          Name:  David Neafus
                                                ------------------------

                                          Title: Interim VP Finance
                                                ------------------------


ACKNOWLEDGED AND AGREED:

LIGHTHOUSE CAPITAL PARTNERS IV, LP

By:  Lighthouse Management Partners IV, LLC, its General Partner

By:     /s/ Thomas Conneely
       ------------------------------
Name:   Thomas Conneely
       -----------------------------
Title:  Vice President
       -----------------------------


                                       8.

                                  SUBSCRIPTION

To:
   ---------------------------

Date:
     -------------------------


The undersigned hereby subscribes for _________________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

------------------------------
Signature

------------------------------
Name for Registration

------------------------------
Mailing Address


                                       1.

                            NET ISSUE ELECTION NOTICE

To:                                                         Date:
   ---------------------------                                   -------------


The undersigned hereby elects under SECTION 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

------------------------------
Signature

------------------------------
Name for Registration

------------------------------
Mailing Address


                                       1.

                                   ASSIGNMENT

For value received _______________________________________________ hereby sells, assigns and transfers unto  ____________________________________________________
________________________________________________________________________________
[Please print or typewrite name and address of Assignee]
________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint ____________________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:
        ----------------------

------------------------------
Signature

------------------------------
Name for Registration

In the Presence of:

------------------------------


                                       1.

                                    EXHIBIT A

             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION



                               SEE ATTACHED PAGES.


                                       1.

                                    EXHIBIT B

                              CAPITALIZATION TABLE


                                       1.

WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR THE PREFERRED STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                        PREFERRED STOCK PURCHASE WARRANT

Warrant No. L-2                                       Number of Shares: 50,000
                                                      Series C Preferred Stock


                          ALNYLAM PHARMACEUTICALS, INC.

                         Effective as of March 30, 2004

                      Void after March 30, 2011, or earlier
                  in accordance with SECTION 7 of this Warrant

      1. ISSUANCE. This Preferred Stock Purchase Warrant (the "Warrant") is issued to LIGHTHOUSE CAPITAL PARTNERS V, L.P. by ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation (hereinafter with its successors called the "Company").

      2. PURCHASE PRICE; NUMBER OF SHARES. The registered holder of this Warrant (the "Holder"), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $5.00 (the "Purchase Price"), 50,000 fully paid and nonassessable shares of the Company's Series C Preferred Stock, $0.0001 par value (the "Preferred Stock").

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

      3. PAYMENT OF PURCHASE PRICE. The Purchase Price may be paid (i) in cash by wire transfer of immediately available funds, (ii) by certified check, (iii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company to the Holder, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iv) by any combination of the foregoing.

      4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:


                                       1.

                                    X= Y(A-B)
                                      -------
                                         A

      where:  X = the number of shares of Preferred Stock to be
                  issued to the Holder pursuant to this SECTION 4.

              Y = the number of shares of Preferred Stock covered by this
                  Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

              A = the Fair Market Value (defined below) of one share of
                  Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

              B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this SECTION 4.

            "Fair Market Value" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's common stock, $0.0001 par value (the "Common Stock") if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the "Determination Date") shall mean:

            (I) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

            (II) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                  (A) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                  (B) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                  (C) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

      5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in part or in its entirety, the Holder would, except as


                                       2.

provided in this SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay the Holder an amount in cash equal to such fraction of a share multiplied by the Fair Market Value of a share of Preferred Stock at such time.

      7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire (the "Expiration Date") at the earliest to occur of (i) the close of business on March 30, 2011; (ii) the second anniversary of the effective date of the Company's initial Public Offering on the NASDAQ or other stock exchange in the United States; or (iii) the effective date of a Merger (as defined below), and shall be void thereafter.

"Merger" means: (i) a sale of all or substantially all of the Company's assets to an Unaffiliated Entity (as defined below), or (ii) the merger, consolidation or acquisition of the Company with, into or by an Unaffiliated Entity (other than a merger or consolidation for the principle purpose of changing the domicile of the Company or a bona fide round of preferred stock equity financing), that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company. "Unaffiliated Entity" means any entity that is owned or controlled by parties who own less than twenty percent (20%) of the combined voting power of the voting securities of the Company immediately prior to such sale of assets, merger, consolidation or acquisition. The Company agrees to give the Holder written notice of any proposed Merger in accordance with SECTION 13, and agrees to give the Holder prompt written notice of termination of any proposed Merger. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after a notice of termination of the proposed Merger if the exercise of this Warrant occurred after the Company notified the Holder that the Merger was proposed or if the exercise was otherwise precipitated by such proposed Merger, provided, however that such rescission right must be exercised within thirty (30) days of receipt of such written notice of termination of the proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions.

Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this SECTION 7.

      8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

      10. ADJUSTMENTS FOR DILUTING ISSUANCES. The antidilution rights applicable to the Preferred Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the "Articles"), a true and complete copy in its current form which is attached hereto as EXHIBIT
A. Until full exercise of the Warrant, such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Preferred Stock without such Holder's prior written consent, provided, however, that nothing herein shall be deemed to restrict the restatement, amendment or modification of the Articles, in accordance with the provisions of the Articles, in a manner that affects equally all holders of Preferred Stock. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.

      11. RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor (if the Reorganization is not a Merger as defined


                                       3.

in SECTION 7) shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than a Merger as defined in SECTION 7, or as a result of or subdivision, combination or stock dividend provided for in SECTION 9 hereof).

      12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13. NOTICES OF RECORD DATE, ETC. In the event of:

            (A) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (B) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

            (C) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) business days prior to the date specified in such notice on which any such action is to be taken.

      14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

            (A) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

            (B) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

            (C) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not violate or contravene the Company's Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company.

            (D) So long as this Warrant has not terminated, and at any time prior to the Public Offering, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.


                                       4.

            (E) Attached hereto as EXHIBIT B is a capitalization table setting forth the capitalization of the Company as of March 19, 2004.

      15. INTENTIONALLY OMITTED

      16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

      17. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

            (A) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

            (B) ACCREDITED INVESTOR. This Warrant does not and will not when exercised constitute a principal portion of the Holder's total assets and Holder:

                  (i) is an "accredited investor" within the meaning of Rule 501 of Regulation D of the 1933 Act, as presently in effect;

                  (ii) is a partnership, not formed with the specific purpose of acquiring this Warrant or the shares of Preferred Stock issuable upon exercise of this Warrant, with total assets in excess of $5 million;

                  (iii) has total assets of approximately $34 million and aggregate capital commitment obligations from its general and limited partners of approximately $365 million; and

                  (iv) is a "large institutional accredited investor," as used in the letter from the Securities and Exchange Commission to Kenneth Koch of Squadron, Ellenoff, Pleasant and Lehrer dated February 28, 1992.

            (C) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

            (D) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

            (E) INFORMATION. The Holder acknowledges that it has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering this Warrant. The Holder agrees that the Company has furnished to the Holder all information which the Holder considered necessary to form a decision concerning the purchase this Warrant, and no request to the Company by the Holder for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof.

            (F) LEGENDS. The Holder acknowledges that certificates for securities purchased under this Warrant shall bear the following legend or a legend substantially similar thereto:


                                       5.

            THE SHARES OF [SERIES C PREFERRED STOCK/COMMON STOCK] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED.

      18. NOTICES, TRANSFERS, ETC.

            (A) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

            (B) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder; provided, however that (i) the Holder may not transfer the right to purchase less than 25,000 shares at any one time, as adjusted hereunder, (ii) the Holder has provided at least twenty (20) business days notice to the Company prior to the proposed transfer, such notice to include reasonable information regarding the proposed transferee, (iii) the Company has approved such transfer, at its sole discretion, in writing prior to the date of the proposed transfer, provided however that the Holder may transfer this Warrant in full to an affiliate without the Company's prior written consent, and (iv) the proposed transferee agrees in writing to be bound by all provisions of this Warrant as if this Warrant was originally issued to such proposed transferee. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, and assuming that the previous sentence has been complied with in full, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, and assuming that the first sentence of this SECTION 18(B) has been complied with in full, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            (C) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant

      19. NO IMPAIRMENT. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles regarding conflicts of laws.

      21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in Massachusetts, then such action may


                                       6.

be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      23. QUALIFYING PUBLIC OFFERING. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company's Articles in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.

      24. NO DAMAGES. In no event shall Holder be liable to the Company for special, incidental or consequential damages in connection with a breach by Holder arising under this Warrant, even if Holder was advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen.

      25. STATUS OF HOLDER. Except as may be set forth herein or to the extent the Holder may be entitled to certain rights pursuant to other agreements with the Company or the Company's stockholders, this Warrant neither entitles the Holder to any rights, voting or otherwise, nor subjects the Holder to any responsibilities or liabilities, as a stockholder of the Company.

                Remainder of page intentionally left blank.

                                       7.

                                          ALNYLAM PHARMACEUTICALS, INC.

                                          By:    /s/ David Neafus
                                                ------------------------

                                          Name:  David Neafus
                                                ------------------------

                                          Title: Interim VP Finance
                                                ------------------------


ACKNOWLEDGED AND AGREED:

LIGHTHOUSE CAPITAL PARTNERS IV, LP

By:  Lighthouse Management Partners IV, LLC, its General Partner

By:     /s/ Thomas Conneely
       ------------------------------
Name:   Thomas Conneely
       -----------------------------
Title:  Vice President
       -----------------------------


                                       8.

                                  SUBSCRIPTION

To:
   ---------------------------

Date:
     -------------------------


The undersigned hereby subscribes for _________________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

------------------------------
Signature

------------------------------
Name for Registration

------------------------------
Mailing Address


                                       1.

                            NET ISSUE ELECTION NOTICE

To:                                                         Date:
   ---------------------------                                   -------------


The undersigned hereby elects under SECTION 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

------------------------------
Signature

------------------------------
Name for Registration

------------------------------
Mailing Address


                                       1.

                                   ASSIGNMENT

For value received _______________________________________________ hereby sells, assigns and transfers unto  ____________________________________________________
________________________________________________________________________________
[Please print or typewrite name and address of Assignee]
________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint ____________________________________ its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:
        ----------------------

------------------------------
Signature

------------------------------
Name for Registration

In the Presence of:

------------------------------


                                       1.